-------------------------------------------

                       Semiannual Report February 28, 1998

                   -------------------------------------------

                                   OPPENHEIMER
                                 U.S. Government
                                      Trust

                                [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Manager

11 Statement of Investments

16 Statement of
   Assets and
   Liabilities

18 Statement of Operations

19 Statements of Changes in
   Net Assets

20 Financial Highlights

23 Notes to Financial Statements

31 Officers and
   Trustees

32 Information and Services


 Report highlights
--------------------------------------------------------------------------------

o During the past six months, investors have favored U.S. bonds as a "safe haven" due to turmoil in the U.S. stock market.

o Despite continued strength in the U.S. economy, inflation has remained low, which has helped keep interest rates down.

o The Fund was well-positioned to benefit from low interest rates. To help earn the highest yields, we increased the Fund's percentage of U.S. Treasury bond holdings and reduced our percentage of mortgage-backed securities.

--------------------------
 Cumulative Total Returns
--------------------------

For the 6-Month Period
Ended 2/28/98

Class A
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

--------------------------
 5.55%               0.54%
--------------------------

Class B
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

--------------------------
 5.17%               0.17%
--------------------------

Class C
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

--------------------------
 5.17%               4.17%
--------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2 Oppenheimer U.S. Government Trust

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
March 20, 1998


3 Oppenheimer U.S. Government Trust

 Performance update
--------------------------------------------------------------------------------

--------------------------
 Avg Annual Total Returns
--------------------------

For the Periods Ended 3/31/98(1)

Class A
 1 year  5 year 10 year
--------------------------
 6.45%   5.71%  7.49%
--------------------------

Class B
                Since
 1 year  5 year Inception
--------------------------
 5.93%   N/A    6.40%
--------------------------

Class C
                Since
 1 year  5 year Inception
--------------------------
 9.94%   N/A    5.97%
--------------------------

--------------------------
 Cumulative Total Return
--------------------------

For the Period Ended 3/31/98(1)

Class A

 5 year
--------------------------
 32.03%  $13,203(3)
--------------------------

--------------------------
 Standardized Yields
--------------------------

For the 30 Days Ended 2/28/98(4)

Class A
--------------------------
 5.66%
--------------------------

Class B
--------------------------
 5.17%
--------------------------

Class C
--------------------------
 5.17%
--------------------------

Oppenheimer U.S. Government Trust posted very competitive returns for the six-month period, largely due to its reduced position in mortgage-backed securities. The Fund's performance earned its Class A shares a position in the top half of general U.S. government funds, as ranked by Lipper, for the one-year period, and in the top decile for the five-year period ended March 31, 1998.(2)

[The following table was originally a mountain graph in the printed materials.]



<INSERT PLOT POINTS>



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/85.The Fund's maximum sales charge for Class A shares was higher prior to 2/1/89, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 7/21/95). Class C returns include the contingent deferred sales charge of 1% for the 1-year return. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 47 of 183 (1-year), 9 of 91 (5-year) and 20 of 53 (10-year) among general U.S. government funds for the period ended 3/31/98. Past performance does not guarantee future results.


4 Oppenheimer U.S. Government Trust

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer U.S. Government Trust is for investors looking for monthly income mainly from U.S. government-backed securities.

What We Look For

o Sectors of the government debt market that offer relative value.

o High income potential to help cushion against volatility.

o Opportunities in different types of government securities to help reduce interest-rate risk, such as Fannie Maes, Ginnie Maes, or Freddie Macs.

o Securities that are less sensitive to changes in interest rates.

Top Five Holdings
(Percentage of net assets)(6)
 ................................................................................
 Federal National Mortgage Assoc.                      47.2%
 ................................................................................
 U.S. Treasury Notes                                   27.8
 ................................................................................
 Government National Mortgage Assoc.                   16.4
 ................................................................................
 Federal Home Loan Mortgage Assoc.                     12.4
 ................................................................................
 U.S. Treasury Bonds                                   11.4
 ................................................................................

Credit Allocation(5)

[PIE CHART OMITTED]

U.S. Gov't        29.4%
U.S. Agency       57.6
AAA/AA             2.8
A                  3.7
BBB                6.5

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. Lehman Brothers Government Bond Index includes a broad range of government bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Standardized yield is based on net investment income for the 30-day period ended 2/28/98. Falling share prices will tend to artificially raise yields.

5. Portfolio data is as of February 28, 1998 and is dollar-weighted based on total market value of investments and subject to change. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.1% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

6. Portfolio data is as of February 28, 1998, is based on net assets, and is subject to change.


5 Oppenheimer U.S. Government Trust

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the six months ended February 28, 1998?

Oppenheimer U.S. Government Trust's Class A shares provided a cumulative total return of 5.55%, without sales charges, for the six-month period ended February 28, 1998.(1) In addition, the Fund placed in the top 10% of U.S. government funds ranked by Lipper Analytical Services for the one-year period ended March 31, 1998.(2)

What were the main influences on the market for U.S. government securities?

The primary influence on the market for U.S. government securities was the financial and economic crisis in Asia. The Asian crisis, which surfaced in late October 1997, caused turmoil in world stock markets. Many investors began to worry that the bottom would fall out of the U.S. stock market, so they switched out of stocks and into bonds as a "safe haven." Because of the widespread move out of stocks and into bonds, bond prices rose. The increase in bond purchases caused interest rates, which move in the opposite direction from bond prices, to fall. On January 12, 1998, the interest rate on 30-year Treasury bonds dipped to 5.69%, its lowest level since 30-year Treasuries began to be sold regularly in 1977.

      Also influencing the market was the domestic economy, which showed no signs of increasing inflation despite continued strong growth and low unemployment. Historically, low unemployment has triggered higher

----------------------------
"Inflation is
still under
control--
it remains at
a scarce
1%-2%."

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 47 out of 183 (1-year), 9 out of 91 (5-year) and 20 out of 53 (10-year) among government bond funds for the periods ended March 31, 1998.


6 Oppenheimer U.S. Government Trust

[PHOTO]

Portfolio Management
Team (l to r)
Jerry Webman
(Portfolio Manager)
Gina Palmieri
Leslie Falconio

inflation. The reason is that in a "tight" labor market, companies compete for workers by raising wages, then pass the cost on to consumers--resulting in higher prices, and thus higher inflation. But although wages have begun to rise, their cost is being offset by lower prices on imported Asian goods and lower energy prices. The net result is that inflation--at a scarce 1%-2%--is still under control. Therefore, we believe the economic environment for U.S. government securities remains quite favorable.

Why is low inflation positive for the Fund?

With inflation currently so low, earning a 5.5% interest rate on a 10-year, U.S. government-guaranteed Treasury bond is very attractive. Here's why: When you subtract the current inflation rate from the interest rate on your bond, the result is the real interest rate--that is, the interest rate without inflation--that your bond is actually earning. A lower inflation number means a higher real interest rate on your fixed-income investment.

How did your strategy change over the period?

The most significant change in our strategy has been in the percentage of mortgage-backed securities held by the Fund. Over the past few years, we've generally maintained a substantial portion of the Fund--about 60%-70%--in mortgage-backed securities. These securities perform best when interest rates are stable and do not appear likely to decline. That's because stable interest rates reduce prepayment risk--the risk that homeowners will refinance their mortgages when rates fall, which would return principal early to bondholders. Prepayment risk is always higher when interest rates are falling.


7 Oppenheimer U.S. Government Trust

 An interview with your Fund's manager
--------------------------------------------------------------------------------

The Fund began the past six-month period with a somewhat lower-than-normal portion of mortgage-backed securities--about 90%--and a correspondingly higher portion of U.S. Treasury bonds, primarily because we believed the impact of the Asian crisis on the U.S. economy was imminent. Our concern was that slower growth would compel the Federal Reserve to reignite the economy by lowering interest rates--a scenario that would increase the prepayment risk for mortgage-backed securities.

      Because most market observers expected the U.S. economy to slow in the short term, interest rates fell rapidly from September 1997 through early January 1998. As a result, mortgage-backed securities declined in value, relative to U.S. Treasury bonds. Given our investment strategy, the Fund was well-positioned to benefit from prevailing low interest rates. In late January 1998, Asia's economy and U.S. interest rates both began to stabilize. This created a more favorable environment for mortgage-backed securities, so we began raising the Fund's percentage of these securities again.

What changes have you made to the Fund's investments?

Within the Fund's mortgage-backed securities holdings, we have added securities that we expect will be less vulnerable to prepayment risk. One example is collateralized mortgage obligations (CMOs). Owning diverse investments, such as CMOs, helps protect the Fund from the negative impact of any decrease in interest rates. Within the Fund's U.S. Treasury holdings, we switched out of longer-term into intermediate-term bonds, also to help protect the Fund from interest-rate volatility.

-------------------------------
Mortgage-backed
securities are pools of
home mortgages that
are securitized and
collateralized by
government agencies,
such as the Government National
Mortgage Association (GNMA)
and Federal National Mortgage
Association (FNMA). GNMA and
FNMA are commonly referred to
as Ginnie Mae and Fannie
Mae, respectively.


8 Oppenheimer U.S. Government Trust

---------------------------------------------
CMOs, Collateralized Mortgage Obligations, are also mortgage-backed securities, but are bonds where the pools of home mortgages are separated into different prepayment classes in order to earn varying levels of yield, thereby offering more opportunity for diversification.

What is your outlook for bond markets and the Fund?

The bond markets reflect Wall Street's view that the U.S. economy will soon begin feeling the impact of Asia's crisis. The expectation is that the Federal Reserve will hold interest rates, or even implement a rate cut. Consequently, Treasury bond prices are up and interest rates are low. Over the next six months, what remains to be seen is whether investors are overestimating or underestimating the effect of Asia's problems on domestic growth. At OppenheimerFunds, we believe Asia's problems will curtail U.S. economic growth to a greater degree than most market observers expect. Furthermore, we now believe Asia's impact will be felt later in 1998, rather than sooner. But because investors are already factoring the effects of Asia into bond prices, we do not expect yields on U.S. Treasury bonds to fall much further. However, we will keep a close watch on economic indicators to gauge Asia's impact on U.S. growth.

      We will continue to take an active approach to managing the Fund by strategically adjusting the percentage of U.S. Treasury bonds and mortgage-backed securities as market conditions warrant. Within our holdings, we plan to purchase U.S. Treasury bonds with maturities that offer the best potential for price appreciation, and mortgage-backed securities that provide opportunities for higher yield. Going forward, we will keep monitoring economic and financial market developments, then reallocating investments when necessary. We believe this active management style has helped the Fund perform well in relation to its peers and is, in our view, The Right Way to Invest for superior returns.


9 Oppenheimer U.S. Government Trust

Financials
--------------------------------------------------------------------------------


10 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
====================================================================================================================================
Mortgage-Backed Obligations--92.4%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--76.6%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--59.5%
Federal Home Loan Mortgage Corp., Collateralized
Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
9.50%, 12/1/02-11/1/03                                                                            $    333,917          $    352,965
14%, 1/1/11                                                                                            346,639               413,077
Series 151, Cl. F, 9%, 5/15/21                                                                       2,500,000             2,703,689
Series 192, Cl. H, 9%, 7/15/21                                                                         534,702               539,210
Series 1065, Cl. H, 8.50%, 10/15/19                                                                    226,148               226,431
Series 1343, Cl. LA, 8%, 8/15/22                                                                     8,000,000             8,764,898
Series 1455, Cl. J, 7.50%, 12/15/22                                                                  2,625,000             2,843,431
Series 1914, Cl. H, 6.50%, 8/15/24                                                                   2,500,000             2,462,500
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass
Mtg. Participation Certificates:
11.50%, 6/1/20                                                                                         913,321             1,049,749
13%, 8/1/15                                                                                          1,618,842             1,941,599
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1603, Cl. J, 6.50%, 7/15/23                                                                   5,000,000             5,065,625
Series 1610, Cl. PM, 6.25%, 4/15/22                                                                  4,500,000             4,507,020
Series 1702-A, Cl. PD, 6.50%, 4/15/22                                                                6,259,000             6,302,275
Series 1836, Cl. H, 6.50%, 9/15/24                                                                   5,000,000             5,040,600
Series 1914, Cl. G, 6.50%, 2/15/24                                                                   3,000,000             2,967,180
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 13.004%, 3/1/24(1)                                                               11,867,339             3,552,785
Series 176, Cl. IO, 16.841%, 6/1/26(1)                                                              11,321,698             3,258,526
Series 177, Cl. A, 8.534%-16.972%, 1/1/24(1)                                                        67,261,768            19,432,344
Series 180, 5.449%, 10/1/26(1)                                                                       3,052,839               763,687
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Government National Mortgage Assn., Gtd. Multiclass Mtg.
Participation Certificates, Series 26, Cl. B, 6%, 5/25/15                                            4,999,999             4,902,976
Principal-Only Stripped Mtg.-Backed Security, Series 1690,
Cl. B, 4.612%, 11/15/23(2)                                                                           2,838,241             1,621,345
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/13(3)                                                                                    44,700,000            44,839,911
7%, 3/15/12-3/1/27(3)                                                                              136,760,000           138,361,946
7%, 8/1/25-9/1/25                                                                                   26,038,727            26,404,646
7.50%, 8/1/25                                                                                        3,960,510             4,070,811
11%, 7/1/16                                                                                          1,179,714             1,338,238
11.50%, 11/1/15                                                                                        823,951               940,055
12%, 4/15/19                                                                                         1,149,667             1,337,207
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
8%, 12/1/22                                                                                          2,362,298             2,461,113
13%, 11/1/12                                                                                           119,124               139,362
Trust 1992-34, Cl. G, 8%, 3/25/22                                                                    2,520,000             2,715,300
Trust 1992-51, Cl. H, 5%, 4/25/07                                                                    5,000,000             4,785,508
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                                               4,000,000             4,031,240


                      11 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored (continued)
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                              $  5,000,000          $  5,582,980
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                                               10,000,000            10,115,600
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                                                2,049,000             2,064,536
Trust 1997-5, Cl. B, 7%, 9/18/17                                                                     4,000,000             4,045,000
Trust 1997-25, Cl. B, 7%, 12/18/22                                                                   2,910,000             2,963,049
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                                                 2,356,282             2,508,938
Trust 1997-54, Cl. C, 6.50%, 9/18/24                                                                 5,000,000             4,942,188
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                                                7,500,000             7,526,953
Trust G93-31, Cl. PN, 7%, 9/25/23                                                                    5,000,000             5,163,420
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 276, Cl. 2, 12.08%, 10/1/24(1)                                                                11,542,152             3,430,183
Trust 293, Cl. 2, 10.717%, 12/1/27(1)                                                                9,873,914             2,968,345
Trust 294, Cl. 2, 11.628%, 2/1/28(1)                                                                 9,999,999             2,975,000
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 277-C1, 10.035%-10.055%, 4/1/27(2)                                                             3,143,856             2,495,437
Trust 289-C1, 3.044%, 11/1/27(2)                                                                    13,050,271             9,583,793
Trust 1997-7, Cl. GA, 34.132%, 7/25/23(2)                                                            2,980,588             2,112,492
                                                                                                                        ------------
                                                                                                                         378,615,163

------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--17.1%
Government National Mortgage Assn.:
6%, 8/20/27                                                                                         23,599,477            23,982,969
6.50%, 11/15/23-12/15/23                                                                             1,666,479             1,657,414
7%, 3/1/28(3)                                                                                       23,000,000            23,258,750
7.125%, 4/20/17                                                                                        318,165               326,320
7.25%, 12/15/05                                                                                         31,426                32,198
7.50%, 4/15/27(3)                                                                                   13,500,000            13,850,190
7.50%, 10/15/06-7/15/26                                                                             19,838,846            20,395,808
8%, 4/15/02-5/15/25                                                                                  2,877,694             2,998,031
8.25%, 4/15/08                                                                                         112,049               118,135
8.50%, 6/15/01-1/15/06                                                                                  82,622                84,658
9%, 9/15/08-5/15/09                                                                                    369,486               399,772
9.50%, 4/15/01-1/15/20                                                                               1,132,172             1,232,105
10%, 6/15/16-8/15/19                                                                                 2,244,418             2,504,576
10.50%, 4/15/98-5/15/21                                                                              5,567,001             6,249,696
11%, 10/20/19-7/20/20                                                                                4,568,868             5,266,871
11.50%, 9/15/98-4/15/13                                                                                 96,710               111,158
12%, 12/15/12-3/15/14                                                                                   64,303                75,326
12.50%, 1/15/14-6/15/19                                                                                808,058               954,714
13%, 4/15/11-12/15/14                                                                                  154,254               183,945
13.50%, 4/15/11-8/15/14                                                                                158,842               191,934
14%, 6/15/11                                                                                            29,932                36,176
15%, 7/15/11-9/15/12                                                                                   166,555               202,758


                      12 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed (continued)
U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates, Vendee Mtg.
Trust, Series 1995-2B, Cl. 2-IO, 16.509%, 6/15/25(1)(4)                                           $118,089,170          $  4,520,601
                                                                                                                        ------------
                                                                                                                         108,634,105

------------------------------------------------------------------------------------------------------------------------------------
Private--15.8%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--11.4%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.328%, 10/13/26(4)(5)                                                       3,700,000             3,997,156
Series 1996-MD6, Cl. A5, 6.96%, 11/13/26(5)                                                          5,000,000             5,240,625
Series 1997-MD7, Cl. A6, 8.11%, 1/13/30(5)                                                           1,150,000             1,213,250
------------------------------------------------------------------------------------------------------------------------------------
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 1997-C1, Cl. C, 7.45%, 10/25/00(4)                                                            1,735,000             1,739,338
------------------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate
Credit-Backed Pass-Through Certificates, Series 1997-CTL1,
9.418%-9.453%, 6/22/24(1)(4)                                                                        67,052,354             3,218,513
------------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 10%, 12/25/20(1)(4)                                  24,833,200               706,194
------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(4)                                             3,000,000             3,078,900
------------------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
7.355%, 4/18/27(1)                                                                                  33,741,375             2,611,662
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.162%, 7/15/27(1)                                     24,172,857             2,417,286
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F, 7.353%, 7/13/30                                                3,000,000             3,057,188
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                                5,061,000             5,187,130
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. D-1, 7.508%, 2/15/28(4)(5)                                         3,000,000             3,084,375
------------------------------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1, Cl. D, 7.683%, 12/21/26(4)                                                   2,500,000             2,593,250
------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1992-C5, Cl. C, 8.85%, 5/25/22                                                                6,801,997             6,806,972
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                                1,183,001             1,193,175
Series 1994-C1, Cl. C, 8%, 6/25/26                                                                   7,075,000             7,234,696
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                                7,677,000             7,674,817
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl. E, 7.30%, 10/20/34                                                2,500,000             2,538,281
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
Series 1996-C3, Cl. C, 7.375%, 6/25/30(4)(5)                                                         5,000,000             5,071,875
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                              3,700,000             3,737,000
                                                                                                                        ------------
                                                                                                                          72,401,683


                      13 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--1.1%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                           $  3,000,000          $  2,923,238
------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1991-M5, Cl. A, 9%, 3/25/17                                                                   4,048,834             4,049,695
Series 1992-M4, Cl. B, 7.20%, 9/25/21(4)                                                               292,254               291,250
                                                                                                                        ------------
                                                                                                                           7,264,183

------------------------------------------------------------------------------------------------------------------------------------
Residential--3.3%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                                                5,000,000             5,224,500
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.099%, 7/25/06(4)(5)                                                5,000,000             5,287,500
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1995-GAL-1, Cl. C, 7.95%, 8/15/27(4)                                            5,014,988             5,246,931
------------------------------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed Rate
Mtg. Securities, Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                                           1,463,565             1,535,371
------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                              1,531,258             1,574,792
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(4)                                   1,700,000             1,812,625
                                                                                                                        ------------
                                                                                                                          20,681,719
                                                                                                                        ------------
Total Mortgage-Backed Obligations (Cost $580,121,763)                                                                    587,596,853

====================================================================================================================================
U.S. Government Obligations--39.2%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 1/31/03                                                                                      10,000,000             9,959,380
7.50%, 11/15/24(6)                                                                                  19,345,000            23,201,929
8.125%, 8/15/21                                                                                      7,815,000             9,881,099
11.75%, 11/15/14                                                                                    19,700,000            29,402,270
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 2/15/08                                                                                       3,500,000             3,467,191
5.75%, 10/31/02-11/30/02                                                                            12,427,000            12,490,707
6%, 8/15/00                                                                                         16,000,000            16,160,016
6.125%, 8/15/07                                                                                      5,000,000             5,156,255
6.375%, 8/15/02                                                                                        122,000               125,698
6.625%, 5/15/07                                                                                     27,000,000            28,763,451
7.75%, 12/31/99-1/31/00                                                                             21,010,000            21,811,329
8%, 5/15/01                                                                                         66,100,000            70,727,066
10.75%, 5/15/03                                                                                      9,900,000            12,158,447
STRIPS, 6.506%, 8/15/16(7)                                                                          17,250,000             5,699,935
                                                                                                                        ------------
Total U.S. Government Obligations (Cost $245,688,626)                                                                    249,004,773


                      14 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Market Value
                                            Date         Strike        Contracts            See Note 1
====================================================================================================================================
Call Options Purchased--0.0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%, 8/15/07
Call Opt. (Cost $89,063)                    3/98         105.79%          40,000             $  4,687

                                                                         Face
                                                                        Amount
====================================================================================================================================
Repurchase Agreements--1.5%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc.,
5.64%, dated 2/27/98, to be repurchased at $9,704,559 on 3/2/98, collateralized by U.S. Treasury Bonds, 8.125%-12.75%,
11/15/10-8/15/19, with a value of $9,951,297 (Cost $9,700,000)        $9,700,000            9,700,000

Total Investments, at Value (Cost $835,599,452)                            133.1%         846,306,313
------------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                      (33.1)        (210,371,978)
                                                                      ----------         ------------
Net Assets                                                                 100.0%        $635,934,335
                                                                      ==========         ============

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
3. When-issued security to be delivered and settled after February 28, 1998.
4. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Securities with an aggregate market value of $3,598,128 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.


                      15 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

====================================================================================================================================
Assets
Investments, at value (cost $835,599,452)--see accompanying statement                                                 $ 846,306,313
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         35,729
------------------------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                                         44,057,023
Shares of beneficial interest sold                                                                                        7,405,399
Interest and principal paydowns                                                                                           7,256,059
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                        30,624
                                                                                                                      -------------
Total assets                                                                                                            905,091,147

====================================================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                                                                    265,026,144
Shares of beneficial interest redeemed                                                                                    2,760,985
Dividends                                                                                                                   596,677
Distribution and service plan fees                                                                                          240,565
Trustees' fees--Note 1                                                                                                      187,697
Transfer and shareholder servicing agent fees                                                                                68,592
Daily variation on futures contracts--Note 5                                                                                 41,656
Other                                                                                                                       234,496
                                                                                                                      -------------
Total liabilities                                                                                                       269,156,812

====================================================================================================================================
Net Assets                                                                                                            $ 635,934,335
                                                                                                                      =============

====================================================================================================================================
Composition of Net Assets
Paid-in capital                                                                                                       $ 635,670,968
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                       1,240,641
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                                (11,543,446)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies--Notes 3 and 5                                                  10,566,172
                                                                                                                      -------------
Net assets                                                                                                            $ 635,934,335
                                                                                                                      =============


                      16 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

====================================================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$532,466,579 and 54,927,204 shares of beneficial interest outstanding)                                                        $ 9.69
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                                                   $10.17

------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,271,849 and
7,980,434 shares of beneficial interest outstanding)                                                                          $ 9.68

------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,195,907 and
2,706,429 shares of beneficial interest outstanding)                                                                          $ 9.68

See accompanying Notes to Financial Statements.


                      17 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Operations  For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

====================================================================================================================================
Investment Income
Interest                                                                                                               $ 21,712,397

====================================================================================================================================
Expenses
Management fees--Note 4                                                                                                   1,715,890
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                                     584,485
Class B                                                                                                                     312,573
Class C                                                                                                                     115,876
------------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                                       338,535
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                         122,618
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                  59,814
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                                          49,295
------------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                                 16,953
------------------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                      13,773
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                        23,419
                                                                                                                       ------------
Total expenses                                                                                                            3,353,231

====================================================================================================================================
Net Investment Income                                                                                                    18,359,166

====================================================================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                                                                               2,448,615
Closing of futures contracts                                                                                                677,585
Closing or expiration of options written--Note 6                                                                           (170,844)
                                                                                                                       ------------
Net realized gain                                                                                                         2,955,356
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                                      9,124,547
                                                                                                                       ------------
Net realized and unrealized gain                                                                                         12,079,903

====================================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                                   $ 30,439,069
                                                                                                                       ============

See accompanying Notes to Financial Statements.


                      18 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Six Months Ended
                                                                                               February 28, 1998       Year Ended
                                                                                                  (Unaudited)        August 31, 1997
====================================================================================================================================
Operations
Net investment income                                                                            $ 18,359,166          $ 40,397,443
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                   2,955,356             7,592,680
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                               9,124,547             5,493,413
                                                                                                 ------------          ------------
Net increase in net assets resulting from operations                                               30,439,069            53,483,536

====================================================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                           (15,907,722)          (35,009,347)
Class B                                                                                            (1,786,896)           (2,694,329)
Class C                                                                                              (664,558)           (1,280,831)

====================================================================================================================================
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                            53,248,306           (47,818,410)
Class B                                                                                            23,772,507            14,753,876
Class C                                                                                             4,099,095             2,555,447

====================================================================================================================================
Net Assets
Total increase (decrease)                                                                          93,199,801           (16,010,058)
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                               542,734,534           558,744,592
                                                                                                 ------------          ------------
End of period (including undistributed net investment
income of $1,240,641 and $1,240,651, respectively)                                               $635,934,335          $542,734,534
                                                                                                 ============          ============

See accompanying Notes to Financial Statements.


                      19 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                Class A
                                                --------------------------------------------------------------------
                                                Six Months
                                                Ended
                                                February 28,
                                                1998              Year Ended August 31,      Year Ended June 30,
                                                (Unaudited)       1997        1996(2)        1996           1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                      $   9.48        $   9.23     $   9.30        $   9.51     $   9.20
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .31             .71          .10             .67          .68
Net realized and unrealized
gain (loss)                                         .21             .23         (.07)           (.21)         .31
                                               --------        --------     --------        --------     --------
Total income (loss) from
investment operations                               .52             .94          .03             .46          .99

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.31)           (.69)        (.10)           (.66)        (.68)
Dividends in excess of net
investment income                                    --              --           --              --           --
Tax return of capital distribution                   --              --           --            (.01)          --
                                               --------        --------     --------        --------     --------
Total dividends and distributions
to shareholders                                    (.31)           (.69)        (.10)           (.67)        (.68)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   9.69        $   9.48     $   9.23        $   9.30     $   9.51
                                               ========        ========     ========        ========     ========

====================================================================================================================
Total Return, at Net Asset Value(4)                5.55%          10.45%        0.42%           4.91%       11.22%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $532,467        $468,809     $503,693        $504,966     $312,607
--------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                 $493,970        $478,410     $508,123        $452,236     $307,306
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              6.50%(5)        7.58%        6.64%(5)        7.07%        7.32%
Expenses                                           1.05%(5)        1.06%        1.09%(5)        1.08%        1.09%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         33.1%           42.6%         5.6%          399.7%       303.5%

1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.


                      20 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Class B
----------------------------------------------------------------------     -----------------------------------------------------
                                                                           Six Months
                                                                           Ended                                        Period
                                                                           February 28,                                 Ended
                                                                           1998              Year Ended August 31,      June 30,
                                                    1994         1993      (Unaudited)       1997        1996(2)        1996(3)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                        $   9.95     $   9.73     $   9.47        $   9.22     $   9.29        $   9.40
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .67          .68          .27             .64          .09             .56
Net realized and unrealized
gain (loss)                                          (.74)         .22          .22             .23         (.07)           (.11)
                                                 --------     --------     --------        --------     --------        --------
Total income (loss) from
investment operations                                (.07)         .90          .49             .87          .02             .45

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               (.64)        (.68)        (.28)           (.62)        (.09)           (.55)
Dividends in excess of net
investment income                                    (.01)          --           --              --           --              --
Tax return of capital distribution                   (.03)          --           --              --           --            (.01)
                                                 --------     --------     --------        --------     --------        --------
Total dividends and distributions
to shareholders                                      (.68)        (.68)        (.28)           (.62)        (.09)           (.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   9.20     $   9.95     $   9.68        $   9.47     $   9.22        $   9.29
                                                 ========     ========     ========        ========     ========        ========

================================================================================================================================
Total Return, at Net Asset Value(4)                 (1.17)%       9.55%        5.17%           9.63%        0.28%           4.80%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                   $310,027     $380,916     $ 77,272        $ 52,301     $ 36,504        $ 30,737
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                   $355,698     $401,789     $ 63,170        $ 41,420     $ 35,078        $ 19,227
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                6.61%        6.90%        5.69%(5)        6.77%        5.82%(5)        6.44%(5)
Expenses                                             1.14%        1.17%        1.81%(5)        1.81%        1.88%(5)        1.93%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          139.5%        96.8%        33.1%           42.6%         5.6%          399.7%

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.


                      21 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             Class C
                                             ---------------------------------------------------------------------------------------
                                             Six Months
                                             Ended
                                             February 28,
                                             1998              Year Ended August 31,         Year Ended June 30,
                                             (Unaudited)       1997           1996(2)        1996          1995         1994(1)
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning
of period                                         $9.47           $9.22        $9.29           $9.50        $9.19        $9.83
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .27             .64          .09             .60          .61          .33
Net realized and unrealized
gain (loss)                                         .22             .23         (.07)           (.21)         .30         (.64)
                                               --------        --------     --------        --------     --------     --------
Total income (loss) from
investment operations                               .49             .87          .02             .39          .91         (.31)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.28)           (.62)        (.09)           (.59)        (.60)        (.33)
Dividends in excess of net
investment income                                    --              --           --              --           --           --
Tax return of capital distribution                   --              --           --            (.01)          --           --
                                               --------        --------     --------        --------     --------     --------
Total dividends and distributions
to shareholders                                    (.28)           (.62)        (.09)           (.60)        (.60)        (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.68           $9.47        $9.22           $9.29        $9.50        $9.19
                                               ========        ========     ========        ========     ========     ========

====================================================================================================================================
Total Return, at Net Asset Value(4)                5.17%           9.65%        0.28%           4.11%       10.31%       (3.12)%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                  $26,196         $21,625      $18,547         $18,531      $11,019       $4,261
------------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                  $23,392         $19,505      $18,620         $15,766       $6,503       $2,173
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.71%(5)        6.81%        5.90%(5)        6.27%        6.44%        5.97%(5)
Expenses                                           1.81%(5)        1.80%        1.84%(5)        1.85%        1.89%        1.96%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         33.1%           42.6%         5.6%          399.7%       303.5%       139.5%

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollars-rolls) for the period ended February 28, 1998 were $335,259,236 and $251,084,581, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                      22 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      23 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 1998, the Fund had entered into outstanding when-issued or forward commitments of $265,026,144.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,753,000, which expires between 1999 and 2005.


                      24 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1998, a provision of $23,641 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $179,325 at February 28, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      25 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Six Months Ended February 28, 1998         Year Ended August 31, 1997
                          ----------------------------------         -------------------------------
                          Shares           Amount                    Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A:
Sold                         11,900,411    $ 115,131,820                 7,147,373    $  67,261,266
Dividends reinvested          1,316,941       12,723,807                 2,947,978       27,722,663
Redeemed                     (7,726,978)     (74,607,321)              (15,211,682)    (142,802,339)
                          -------------    -------------             -------------    -------------
Net increase (decrease)       5,490,374    $  53,248,306                (5,116,331)   $ (47,818,410)
                          =============    =============             =============    =============

---------------------------------------------------------------------------------------------------
Class B:
Sold                          3,540,359    $  34,208,657                 3,179,059    $  29,856,499
Dividends reinvested            128,044        1,236,337                   194,821        1,831,039
Redeemed                     (1,208,624)     (11,672,487)               (1,810,612)     (16,933,662)
                          -------------    -------------             -------------    -------------
Net increase                  2,459,779    $  23,772,507                 1,563,268    $  14,753,876
                          =============    =============             =============    =============

---------------------------------------------------------------------------------------------------
Class C:
Sold                          1,035,375    $  10,014,650                   882,280    $   8,277,787
Dividends reinvested             51,742          499,168                   109,121        1,025,173
Redeemed                       (664,301)      (6,414,723)                 (718,810)      (6,747,513)
                          -------------    -------------             -------------    -------------
Net increase                    422,816    $   4,099,095                   272,591    $   2,555,447
                          =============    =============             =============    =============

================================================================================
3. Unrealized Gains and Losses on Investments

At February 28, 1998, net unrealized appreciation on investments of $10,706,861 was composed of gross appreciation of $15,244,504, and gross depreciation of $4,537,643.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million.

            For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $513,063, of which $133,915 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,051,621 and $83,890, respectively, of which $23,924 and $1,638, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $100,563 and $10,465, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                      26 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $63,223 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $5,842 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $268,605 and $43,156, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At February 28, 1998, OFDI had incurred excess distribution and servicing costs of $2,554,261 for Class B and $333,281 for Class C.


                      27 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed-rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At February 28, 1998, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                             Expiration   Number of     Valuation as of      Appreciation
                             Date         Contracts     February 28, 1998    (Depreciation)
-------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.  3/98            32          $ 3,865,000         $  (4,000)
U.S. Treasury Nts., 10 yr.   3/98           148           16,677,750          (126,750)
                                                                             ---------
                                                                              (130,750)
                                                                             ---------

Contracts to Sell
-----------------
U.S. Treasury Bonds, 30 yr.  6/98           100           12,046,875           (60,625)
U.S. Treasury Nts., 5 yr.    3/98           122           13,307,531            50,686
                                                                             ---------
                                                                                (9,939)
                                                                             ---------
                                                                             $(140,689)
                                                                             =========


                      28 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 1998 was as follows:

                                                  Call Options
                                                  ------------------------
                                                  Number        Amount of
                                                  of Options    Premiums
--------------------------------------------------------------------------
Options outstanding at August 31, 1997             35,000       $246,094
Options written                                       600         53,250
Options closed or expired                         (35,600)      (299,344)
                                                  -------       --------
Options outstanding at February 28, 1998               --       $     --
                                                  =======       ========


                      29 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
7. Illiquid and Restricted Securities

At February 28, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1998 was $47,408,379, which represents 7.45% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended February 28, 1998.


                      30 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Oppenheimer U.S. Government Trust
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Jerry A. Webman, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      31 Oppenheimer U.S. Government Trust

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      And when you need help, our Customer Service Representatives are only a
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      You can count on us whenever you need assistance. That's why the
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                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RS0220.001.0298  April 29, 1998